Exhibit 32.1

Certification of Chief Executive Officer Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K of Kayne DL 2021, Inc. (the “Company”) for the period ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Douglas L. Goodwillie, as Co-Chief Executive Officer of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas L. Goodwillie
Name:	Douglas L. Goodwillie
Title:	Co-Chief Executive Officer
Date:	February 29, 2024

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

Certification of Chief Executive Officer Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K of Kayne DL 2021, Inc. (the “Company”) for the period ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Kenneth B. Leonard, as Co-Chief Executive Officer of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth B. Leonard
Name:	Kenneth B. Leonard
Title:	Co-Chief Executive Officer
Date:	February 29, 2024

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.